ASSUMPTION AGREEMENT


          ASSUMPTION AGREEMENT dated October 14, 1994 made
by   237  PARK  AVENUE  ASSOCIATES,  a  New  York  general
partnership  (the  "Partnership"), in favor  and  for  the
benefit  of  O&Y EQUITY COMPANY, L.P., a Delaware  limited
partnership ("Equity"), O&Y NY BUILDING CORP., a  Delaware
corporation   ("OYB"),   and   JMB/NYC   OFFICE   BUILDING
ASSOCIATES, L.P., an Illinois limited partnership ("JMB").

          RECITALS:

           A.    Equity,  O&Y  and JMB (collectively,  the
"Partners") are the partners in the Partnership and  in  2
Broadway  Associates ("2BL") and 2 Broadway  Land  Company
("2BL"), each a New York general partnership.

           B.    Capitalized  terms  used  herein  without
definition  are used as defined in the First  Amended  and
Restated   Agreement   of  General  Partnership   of   the
Partnership dated as of August 14, 1984, as amended.

           C.    Pursuant  to  three  separate  Assumption
Agreements  dated the date hereof given by the  respective
Partners in favor and for the benefit of 2BA, each Partner assumed and agreed to pay, subject to the terms and conditions thereof, a portion (as specified therein) (such
Partner's "2BA Portion") of the outstanding principal of the Existing Note, such that the Partners together have so assumed $236,059,811 of such outstanding principal (the
"2BA Assumed Debt").

           D.    Pursuant  to  three  separate  Assumption
Agreements  dated the date hereof given by the  respective
Partners in favor and for the benefit of 2BL, each Partner assumed and agreed to pay, subject to the terms and conditions thereof, in addition to such Partner's 2BA
Portion of the 2BA Assumed Debt, a portion (as specified therein) (such Partner's 2BL Portion") of the outstanding principal of the Existing Note, such that the Partners together have so assumed $17,704,486 of such outstanding principal (the "2BL Assumed Debt").

            E.     The  Partnership  desires  to  make   a
distribution to each Partner by assuming and  agreeing  to
pay,  subject  to  the  terms and conditions  hereof,  the
following  amounts of each Partner's Portion  of  the  2BA
Assumed Debt and of each Partner's 2BL Portion of the  2BL
Assumed Debt:
                                                    Amount
of 2BL
                         Amount     of     2BA     Assumed
Assumed Debt to
                      Debt  to  be  assumed             be
assumed by
Partner             by the Partnership                 the
Partnership

Equity             $71,375,240                    $5,353,145

OYB                  5,149,315                     386,199

JMB                 66,511,998                    4,988,400


          The total amount of the 2BA Assumed Debt and the
2BL  Assumed Debt that is being assumed by the Partnership
is   herein  referred  to  as  the  "Assumed  Debt".   The
respective amounts of the 2BA Assumed Debt and 2BL Assumed
Debt that are being assumed by the Partnership for the benefit of each Partner are herein referred to as such Partner's "Portion" of the Assumed Debt.

            NOW   THEREFORE,   for   good   and   valuable
consideration, the receipt and sufficiency  of  which  are
hereby  acknowledged, the Partnership hereby  assumes  and
agrees  to  pay  when  due  each Partner's  Portion  (and,
therefore   collectively  100%)  of  the   Assumed   Debt;
provided, however, that this assumption is made  upon  the
condition  and  with the qualification  that  no  recourse
shall  be had for the payment of the Assumed Debt  against
any assets of the Partnership, any successor or assign  of
the Partnership, or any other person or entity, other than
the  Partnership's right, title and interest in the  Trust
Estate   (as   such  term  is  defined  in  the   Existing
Encumbrance) (the "Mortgaged Property"); and provided further, that the foregoing limitation on recourse shall not limit the right of any person to name the Partnership or any transferee of any or all of the Mortgaged Property as a party defendant in any action or suit for a judicial foreclosure on, or a sale of, the Mortgaged Property, or in the exercise of any other remedy under this Assumption
Agreement, so long as no judgment in the nature of a deficiency judgment or seeking personal liability shall be asked of or (if obtained) enforced against the Partnership
(or any other person or entity) or against any such transferee.

          By virtue of the Partnership's assumption of the Assumed Debt hereunder, the capital account of each Partner in the Partnership shall be adjusted to account for a distribution in the amount of such Partners Portion of the Assumed Debt.








                               2
           This Assumption Agreement shall not affect in any manner the obligations of the Partnership or any other person or entity to the holder of the Existing Note

          IN WITNESS WHEREOF, the Partnership has executed this Assumption Agreement as of the date first above written.

                              237 PARK AVENUE ASSOCIATES

                               By:   O&Y  EQUITY  COMPANY,
L.P.,
                                   General Partner

                                   By:  O&Y Equity General
                                          Partner Corp.,
                                        General Partner


                                        By:
                                             Name:
                                             Title:


                                    By:   O&Y  NY BUILDING
CORP.,
                                        General Partner


                                        By:
                                             Name:
                                             Title:


                                     By:   JMB/NYC  OFFICE
BUILDING
                                               ASSOCIATES,
L.P.,
                                        General Partner,

                                           By:     Carlyle
Managers, Inc.,
                                                   General
Partner


                                             By:
                                                  Name:
                                                  Title:




                               3
                      ASSUMPTION AGREEMENT



          ASSUMPTION AGREEMENT dated October 14, 1994 made by 1290 ASSOCIATES, a New York general partnership (the
"Partnership"), in favor and for the benefit of O&Y EQUITY
COMPANY,  L.P., a Delaware limited partnership ("Equity"),
O&Y NY BUILDING CORP., a Delaware corporation ("OYB"), and
JMB/NYC OFFICE BUILDING ASSOCIATES, L.P., an Illinois limited partnership ("JMB").

          RECITALS

           A.    Equity,  OYB  and JMB (collectively,  the
"Partners") are the partners in the Partnership and  in  2
Broadway  Associates ("2BA") and 2 Broadway  Land  Company
("2BL"), each a New York general partnership.

           B.    Capitalized  terms  used  herein  without
definition  are used as defined in the First  Amended  and
Restated   Agreement   of  General  Partnership   of   the
Partnership dated as of August 14, 1984, as amended.

           C.    Pursuant  to  three  separate  Assumption
Agreements  dated the date hereof given by the  respective
Partners in favor and for the benefit of 2BA, each Partner assumed and agreed to pay, subject to the terms and conditions thereof, a portion (as specified therein) (such
Partner's "2BA Portion") of the outstanding principal of the Existing Note, such that the Partners together have so assumed $236,059,811 of such outstanding principal (the
"2BA Assumed Debt").

           D.    Pursuant  to  three  separate  Assumption
Agreements  dated the date hereof given by the  respective
Partners in favor and for the benefit of 2BL, each Partner assumed and agreed to pay, subject to the terms and conditions thereof, in addition to such Partner's 2BA
Portion of the 2BA Assumed Debt, a portion (as specified therein (such Partner's "2BL Portion") of the outstanding principal of the Existing Note, such that the Partners together have so assumed $17,704,486 of such outstanding principal (the "2BL Assumed Debt").

            E.     The  Partnership  desires  to  make   a
distribution to each Partner by assuming and  agreeing  to
pay,  subject  to  the  terms and conditions  hereof,  the
following  amounts of each Partner's Portion  of  the  2BA
Assumed Debt and of each Partner's 2BL Portion of the  2BL
Assumed Debt:
                                                    Amount
of 2BL
                         Amount     of     2BA     Assumed
Assumed Debt to
                      Debt  to  be  assumed             be
assumed by
Partner             by the Partnership                 the
Partnership

Equity             $21,970,687                    $1,647,800

OYB                  1,585,060                     118,879

JMB                 69,467,511                    5,210,063


          The total amount of the 2BA Assumed Debt and the
2BL  Assumed Debt that is being assumed by the Partnership
is   herein  referred  to  as  the  "Assumed  Debt".   The
respective amounts of the 2BA Assumed Debt and 2BL Assumed
Debt that are being assumed by the Partnership for the benefit of each Partner are herein referred to as such Partner's Portion of the Assumed Debt.

            NOW   THEREFORE,   for   good   and   valuable
consideration, the receipt and sufficiency  of  which  are
hereby  acknowledged, the Partnership hereby  assumes  and
agrees  to  pay  when  due  each Partner's  Portion  (and,
therefore,   collectively  100%)  of  the  Assumed   Debt;
provided, however, that this assumption is made  upon  the
condition  and  with the qualification  that  no  recourse
shall  be had for the payment of the Assumed Debt  against
any assets of the Partnership, any successor or assign  of
the Partnership, or any other person or entity, other than
the  Partnership's right, title and interest in the  Trust
Estate   (as   such  term  is  defined  in  the   Existing
Encumbrance) (the "Mortgaged Property"); and provided, further, that the foregoing limitation on recourse shall not limit the right of any person to name the Partnership or any transferee of any or all of the Mortgaged Property as a party defendant in any action or suit for a judicial foreclosure on, or a sale of, the Mortgaged Property, or in the exercise of any other remedy under this Assumption
Agreement, so long as no judgment in the nature of a deficiency judgment or seeking personal liability shall be asked of or (if obtained) enforced against the Partnership
(or any other person or entity) or against any such transferee.

          By virtue of the Partnership's assumption of the Assumed Debt hereunder, the capital account of each Partner in the Partnership shall be adjusted to account for a distribution in the amount of such Partner's Portion of the Assumed Debt.








                               2
           This Assumption Agreement shall not affect in any manner the obligations of the Partnership or any other person or entity to the holder of the Existing Note

          IN WITNESS WHEREOF, the Partnership has executed this Assumption Agreement as of the date first above written.

                              1290 ASSOCIATES

                               By:   O&Y  EQUITY  COMPANY,
L.P.,
                                   General Partner

                                   By:  O&Y Equity General
                                          Partner Corp.,
                                        General Partner


                                        By:
                                             Name:
                                             Title:


                                    By:   O&Y  NY BUILDING
CORP.,
                                        General Partner


                                        By:
                                             Name:
                                             Title:


                                     By:   JMB/NYC  OFFICE
BUILDING
                                               ASSOCIATES,
L.P.,
                                        General Partner,

                                           By:     Carlyle
Managers, Inc.,
                                                   General
Partner


                                             By:
                                                  Name:
                                                  Title:




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